GOLDMAN SACHS ETF TRUST

Goldman Sachs Community Municipal Bond ETF

(the “Fund”)

Supplement dated September 25, 2023 to the

Prospectus and Summary Prospectus, dated December 12, 2022 and March 9, 2023, respectively, as supplemented to date

Effective immediately, Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, has implemented a management fee waiver for the Fund. Accordingly, the Prospectus and Summary Prospectus are revised as follows:

The following replaces the table and accompanying footnotes under “Goldman Sachs Community Municipal Bond ETF—Summary—Fees and Expenses of the Fund” in the Prospectus and “Goldman Sachs Community Municipal Bond ETF—Fees and Expenses of the Fund” in the Summary Prospectus:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.25%
Fee Waiver[2]	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver	0.15%

[1]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.
[2]

The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.15% as an annual percentage rate of average daily net assets of the Fund through at least December 29, 2024, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The following replaces in its entirety the “Goldman Sachs Community Municipal Bond ETF—Summary—Expense Example” section of the Prospectus and the “Goldman Sachs Community Municipal Bond ETF—Expense Example” section of the Summary Prospectus:

This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver arrangements for their specified terms). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years

$15	$70

The first paragraph below the table in the “Service Providers—Management Fee and Other Expenses” section of the Prospectus is replaced with the following:

The Investment Adviser has agreed to waive a portion of its management fee in order to achieve effective net management fee rate of 0.15% as an annual percentage rate of average daily net assets of the Fund through at least December 29, 2024, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

COMMMUNETFTBDSTK 09-23